SUPPLEMENT TO THE INSTITUTIONAL CLASS PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO ADVANTAGE DOW JONES TARGET DATE FUNDS (the “Funds”)

The Board of Trustees of the Funds (the “Board”) recently approved the renaming of the Funds’ Institutional Class to “Class R6” and the assumption by the Institutional Class of the Funds of the features and attributes of Class R6, including a modification to exchange privileges, as described below. Wells Fargo Funds Management, LLC anticipates filing an amendment to the registration statement with the Securities and Exchange Commission (the “SEC”) to change the Funds’ Institutional Class to “Class R6” shares in the second quarter of 2013.   Subject to the effectiveness of such registration statement it is expected that these changes will be effective on or about May 31, 2013.

Eligibility: Class R6 shares would have no investment minimum, but would only be available to retirement and benefit plans and retirement and benefit plan platforms and recordkeepers. Retirement plans would be required to have plan level or omnibus accounts held on the books of the Fund. Existing Institutional Class shareholders of the Funds would also be eligible to purchase Class R6 shares of the Funds, subject to the condition that such investors who hold Fund shares through an account maintained by a financial institution do not change their relationship with and/or the services they receive from the financial institution.  Please consult with your financial representative for further details.

Exchanges: Exchanges of Class R6 shares of the Funds would generally be permitted across Class R6 shares of other Wells Fargo Advantage Funds.  Funds Management anticipates filing registration statements with the SEC for Class R6 shares of certain other Wells Fargo Advantage Funds on or around the filing of this supplement and the effectiveness of the registration of such shares is expected to occur prior to the effectiveness of the Class R6 shares of the Funds.

Expenses: Class R6 shares of the Funds would have lower total expenses than the Institutional Class shares of the Funds.  The class-level administration fee for Class R6 of the Funds would be lowered to 0.03% from 0.08% for the current Institutional Class of the Funds.  Like the current Institutional Class, Class R6 of the Funds would bear no other expenses that are specific to the share class, but would be charge its share of Fund-wide expenses that are borne by all share classes of a Fund. In addition, the Board has approved revised contractual expense caps for the Funds. Accordingly, effective immediately the following footnote is added to “Total Annual Fund Operating Expenses After Fee Waiver” in the table entitled “Annual Fund Operating Expenses” in the prospectus for each Fund:

Effective May 31, 2013, the Adviser has committed through June 30, 2014 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver as follows:

Target Today	0.30%	Target 2025	0.35%	Target 2045	0.37%
Target 2010	0.32%	Target 2030	0.36%	Target 2050	0.37%
Target 2015	0.33%	Target 2035	0.37%	Target 2055	0.37%
Target 2020	0.35%	Target 2040	0.37%

Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After June 30, 2014, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Other Features:  Like the current Institutional Class, Class R6 shares will be offered at net asset value without a front-end sales charge, contingent deferred sales charge or a Rule 12b-1 fee.  Another feature of the Class R6 shares is that Class R6 will not offer or make sub-transfer agency, revenue sharing or any other payments to plan sponsors, platforms or recordkeepers.

September 12, 2012                                                                                                     TDIT092/P604SP